                                                                   EXHIBIT 10.34

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT FOR THE HOLDER'S OWN ACCOUNT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION OF THE SECURITIES. THE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 ("SECURITIES ACT") OR UNDER ANY APPLICABLE STATE SECURITIES LAWS ("BLUE SKY LAWS"). AN OFFER TO SELL OR TRANSFER OR THE SALE OR TRANSFER OF THESE SECURITIES IS UNLAWFUL UNLESS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PERMIT, AS APPLICABLE, UNDER THE SECURITIES ACT OR APPLICABLE BLUE SKY LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION AND/OR QUALIFICATION UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS IS AVAILABLE AND AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY IS PROVIDED TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS.


Warrant No.  96-________


                         COMMON STOCK PURCHASE WARRANT

                                  JULY 6, 1997


     THIS CERTIFIES THAT, for value received, _____________ ("Warrantholder") is entitled to subscribe for and purchase from Virtual Mortgage Network, Inc., a Nevada corporation (the "Company"), _________ shares of the Company's Common Stock, $.001 par value (the "Warrant Stock") at the Exercise Price (as hereafter determined under Section 4) at any time from the date hereof to and including the Expiration Date (as defined below), subject to the terms and conditions stated herein. For purposes of this Warrant, the term "Expiration Date" shall mean five years from the date hereof.

     1.  EXERCISE OF WARRANT.
         -------------------

     (a) The rights represented by this Warrant may be exercised, in whole or in part (subject to the minimum exercise limitation set forth in this Section
1), by the holder hereof at any time before the Expiration Date. This Warrant may be exercised by the surrender of this Warrant and delivery of an executed Subscription Agreement in the form attached hereto as Exhibit A to the Company at its principal executive office, or such other place as the Company shall designate in writing, accompanied by payment for the Warrant Stock so subscribed for in cash or certified bank or cashier's checks. In the event of a partial exercise of this Warrant, a substitute Warrant representing the number of shares of Warrant Stock which were not acquired upon the exercise of the Warrant shall be issued to the holder of this Warrant. No exercise of this Warrant may be made for less than one-third of the number of shares of Warrant Stock initially subject to this Warrant.

     (b) Notwithstanding the provisions of Section 1(a) requiring payment by cash or check, the Warrantholder may elect to make payment of the exercise price, or any portion thereof, by delivering for cancellation securities of the Company (including the unexercised portion of this Warrant) outstanding prior to the exercise of this Warrant, with such securities to be credited toward such exercise price at the fair market value (as determined below) of the securities, in which event the certificates evidencing the securities delivered shall accompany the notice of exercise and shall be duly endorsed or accompanied by duly executed stock powers to transfer the same to the Company; provided, however, that such payment in securities instead of cash or check shall not be effective and shall be rejected by the Company if the Company is then prohibited by applicable law from purchasing or acquiring the tendered securities.

      If the Company rejects the payment in securities, the tendered notice of exercise shall not be effective hereunder unless promptly after being notified of such rejection the Warrantholder pays the purchase price in cash. For purposes of this Section 1(b), the fair market value of securities delivered upon exercise of the Warrant shall (i) if "publicly traded" (as defined below), be valued at the average of the closing prices for the securities for the 30-day period immediately preceding the delivery to the Company of the certificate(s) evidencing such securities or (ii) if not publicly traded, be valued in good faith by the Board of Directors of the Company; provided, however, that if in the good faith judgement of the Warrantholder the valuation established by the Board of Directors under this clause (ii) does not reasonably reflect the fair market value of the securities to be delivered in exercise of this Warrant, then the determination of fair market value shall be made by an independent appraiser or investment banking institution mutually acceptable to the Company and to the Warrantholder (or, if such selection cannot be made by the Company and the Warrantholder, by an independent appraiser or investment banking firm selected by the American Arbitration Association in accordance with its rules), with the fees and expenses of such independent appraiser or investment banking institution to be paid by the Warrantholder. For purposes of the preceding sentence, the "closing prices" shall mean the closing prices of securities of the class and series of securities delivered as reported with respect to the market (or the composite of the markets, if more than one) in which such securities are then traded, or if no such closing prices are reported, the lowest independent offer quotation reported therefor in Level 2 of NASDAQ for trading days during the applicable 30-day averaging period. "Publicly traded" means a security which is listed or admitted to unlisted trading privileges on a national securities exchange or as to which sales or bid and offer quotations are reported in the automated quotation system ("NASDAQ") operated by the National Association of Securities Dealers, Inc.

     2.  INVESTMENT REPRESENTATION.  The holder by accepting this Warrant
         -------------------------
represents that the Warrant is acquired for the holder's own account for investment purposes and not with a view to any offering or distribution and that the holder has no present intention of selling or otherwise disposing of the Warrant or the Warrant Stock in violation of applicable securities laws. Upon exercise, the holder will confirm, in respect of securities obtained upon such exercise, that the holder is acquiring such securities for the holder's own account and not with a view to any offering or distribution in violation of applicable securities laws. The holder acknowledges that the certificate(s) representing the Warrant Stock issued upon exercise of this Warrant shall be endorsed with the legend set forth on this Warrant and all other legends, if any, required by applicable federal, state and foreign securities laws to be placed on the certificate(s).

     3.  VALIDITY OF WARRANT STOCK.  The Company warrants and agrees that all
         -------------------------
shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Warrant Stock to provide for the exercise of this Warrant.

     4.  EXERCISE PRICE; NUMBER OF WARRANT SHARES.
         ----------------------------------------

     (a)  The Exercise Price shall initially be $0.001 per share of Warrant
Stock.

     (b) Upon occurrence of any of the following, the Exercise Price and the number of shares of Warrant Stock to be issued upon exercise of this Warrant shall be adjusted as follows:

               (i) If at any time after the date hereof the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the record date of such stock dividend, subdivision, or split-up, the Exercise Price shall be appropriately decreased and the number of shares of Warrant Stock issuable on exercise of this Warrant shall be appropriately increased in proportion to such increase of outstanding shares.

               (ii) If at any time after the date hereof the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, on the effective date of such combination, the Exercise Price shall be appropriately increased and the number of shares of Warrant Stock issuable on exercise of this Warrant shall be appropriately decreased in proportion to such decrease in outstanding shares.

          (c) All calculations under this Section 4 shall be made to the nearest cent or to the nearest whole share, as the case may be. No fractional shares of Warrant Stock shall be issued upon exercise of this Warrant. Any fractional shares of Warrant Stock which might otherwise be issued upon exercise of this Warrant shall be rounded to the nearest whole share (with one-half rounded up).

          (d) If the Exercise Price shall be adjusted, the Company shall prepare and mail to the holder hereof a certificate setting forth the event requiring the adjustment, the amount of the adjustment, the method by which the adjustment was calculated, and (after giving effect to the adjustment) the Exercise Price.

          (e) A calculation of any adjustment under this Section 4 evidenced by a certificate of any firm of independent certified public accountants of recognized standing selected by the Company and satisfactory to the holder hereof (which may be the firm of independent certified public accountants regularly employed by the Company) shall be presumed a correct calculation of the adjustment for purposes of this Section 4. The foregoing presumption shall constitute a rebuttable presumption, with the party disputing the calculation bearing the burden of proving the incorrectness of the calculation.

          5.   NOTICE OF CERTAIN EVENTS.  If at any time:
               ------------------------

          (a) The Company shall declare any dividend upon the common Stock, whether payable in cash, property or capital stock, or make any distribution to the holders of Common Stock;

          (b) There shall be any recapitalization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation;

          (c) There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (d) The Company shall propose to enter into a Terminating Transaction not covered by the preceding paragraphs (a) through (c), then, in each such case, the Company shall give to the holder of this Warrant at the holder's address registered on the books of the Company, not less than 20 days' prior written notice of the proposed event, by first class certified mail, postage prepaid and return receipt requested, of (x) the date on which the books of the Company shall close or a record shall be taken for purposes of ascertaining which stockholders will be entitled to vote on such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be; (y) the date on which the vote shall be taken concerning such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be; and (z) the date on which such dividend or distribution is to be paid or such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be, is to be effective. Such notice shall also specify the date as of which the record holders of capital stock of the Company shall participate in said dividend or distribution or shall be entitled to exchange their shares of capital stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, dissolution, liquidation or winding up, as the case may be.

          For purposes of this Section 5, the term "Terminating Transaction" shall mean any one of the following events: (a) the dissolution or liquidation of the Company; (b) a reorganization, merger, or consolidation of the Company with one or more entities, as a result of which the Company goes out of existence or becomes a subsidiary of another entity (which shall be deemed to have occurred if another entity, group of entities or persons acting in concert shall own, directly or indirectly, more than 50% of the aggregate voting power of all outstanding equity securities of the Company); or (c) a sale of all or substantially all of the Company's assets.

          6.   TRANSFER OF WARRANT.
               -------------------

          (a) Subject to Section 6(b) below, the holder of this Warrant agrees to give the Company not less than 30 days' prior written notice before transferring this Warrant. The foregoing notice shall describe the manner of any proposed transfer of this Warrant or any interest therein and the consideration to be received by the holder. The Company shall have a right of first refusal (for 30 days after receipt of the holder's notice) to purchase this Warrant at the same price and on the same terms offered by a third party if this Warrant is proposed to be transferred.

          (b)  Notwithstanding the Company's right of first refusal set forth in
Section 6(a), this Warrant, in whole or in part, may be freely and successively assigned, held in trust or otherwise transferred to or in favor of any Warrantholder Associate (as hereinafter defined). Each assignment of this

Warrant shall be deemed a partitioned right which is separately enforceable by the assignee, transferee or other beneficiary. Each assignee, transferee or other beneficiary shall be entitled to the full benefit of the Warrant assigned, subject to any conditions to which the Warrant is subject and provided always that such assignee, transferee or other beneficiary shall carry out all the obligations, liabilities and responsibilities of the holder of the Warrant hereunder. No company or other entity may enjoy the benefit of any Warrant after the company or entity has first ceased to be a Warrantholder Associate. For purposes of this Section 6(b), a "Warrantholder Associate" means any person controlling, controlled by, or under common control with the initial Warrantholder.

          (c) No transfer or assignment of this Warrant shall be made without compliance with the provisions of Section 2 and the legend set forth on the first page of this Warrant.

          (d) Notwithstanding the provisions of Section 6(b) above, this Warrant may not be assigned, held in trust, or otherwise transferred to any Warrantholder Associate in amounts of less than one-third of the number of shares subject to this Warrant.

          7.   NO STOCKHOLDER RIGHTS.  This Warrant shall not entitle the holder
               ---------------------
hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and no cash dividend paid out of earnings or surplus or interest shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares which may be subscribed for and purchased hereunder until and unless and except to the extent that the rights represented by this Warrant shall be exercised.

          8.   REGISTRATION OF WARRANT STOCK.
               -----------------------------

          If at any time after the date hereof, the Company files a registration statement pursuant to an initial public offering of its securities ("IPO"), the Company agrees to file concurrently therewith a parallel registration statement on Form S-1 or on a form of general use then in effect under the Securities Act of 1933, as amended ("Securities Act"), and available for use by the Company to register the Warrant Stock issuable to the Warrantholder. Upon the effectiveness of the registration statement (which effectiveness shall occur concurrently with the effectiveness of the IPO registration statement), any Warrants not already exercised shall be deemed automatically exercised in full and the registered shares of Warrant Stock shall be issued to the Warrantholder. The Company agrees to keep such parallel registration statement effective for up to one year from the date of effectiveness to the extent reasonably necessary (as determined by legal counsel to the holder of the Warrant Stock) to permit any desired resale of such

Warrant Stock. The Warrantholder agrees not to sell, transfer or otherwise dispose of any Warrant Stock for a period of 120 days from the date of effectiveness of the parallel registration statement and shall enter into a customary lock-up agreement with the underwriters in the IPO to such effect. The Warrantholder agrees that stop transfer instructions may be given to the Company's transfer agent regarding the foregoing lock-up arrangement.

          9.   MISCELLANEOUS MATTERS.
               ---------------------

          (a) As used herein, the term "Warrant Stock" shall mean the Company's presently authorized Common Stock par value $.001, and stock of any other series or class into which such presently authorized Common Stock may hereafter have been converted or changed pursuant to any recapitalization or change in such Common Stock.

          (b) As used herein, the word "person" shall mean an individual or entity.

          (c) This Warrant and the name and address of the holder will be registered in a Warrant Register that is kept at the principal office of the Company, and the Company may treat the holder so registered as the owner of this Warrant for all purposes.

          (d) This Warrant shall be governed by and interpreted in accordance with the internal laws, and not the law of conflicts, of the State of California.

          IN WITNESS WHEREOF, the Company has executed this Warrant effective as of the date first written above.


                              VIRTUAL MORTGAGE NETWORK, INC.
                              A NEVADA CORPORATION



                              By: ________________________________
                                    Name: ________________________
                                    Title: _______________________

                                   EXHIBIT A

                             SUBSCRIPTION AGREEMENT


                                                      ___________________, 19___

To:  Virtual Mortgage Network, Inc.

          The undersigned, pursuant to the provisions set forth in Warrant No. 96-__, hereby agrees to subscribe for and purchase _____________ shares of the Warrant Stock covered by such Warrant, and makes payment herewith in full for such Warrant Stock at the Exercise Price.


                                 Signature: ________________________

                                 Printed Name
                                 and Title: ________________________
                                 Address: __________________________
                                          __________________________
                                          __________________________

                         ________________________

                                   ASSIGNMENT


          FOR VALUE RECEIVED ____________________________ hereby sells, assigns and transfers all of the rights of the undersigned under Warrant No. 96-__, with respect to the number of shares of Warrant Stock covered thereby set forth below unto:

Name of Assignee          Address                     No. of Shares
----------------          -------                     -------------

________________          _________________________     _________
                          _________________________

          Dated: ____________________, 19___


                                 Signature: ________________________
                                 Printed Name
                                 and Title: ________________________
                                 Address: __________________________
                                          __________________________
                                          __________________________

                                 ATTACHMENT I

                        VIRTUAL MORTGAGE NETWORK, INC.

                   LIST OF INVESTORS AND NUMBER OF WARRANTS



     Investor                                   Number of Warrants
     --------                                   ------------------

American Growth Fund I, L.P.                           5,113
Andrew Malik                                             427
Daystar Partners                                       1,279
Randall Fowler                                           853
Anacapa Ventures                                         853
BP Institutional Partners                                682
Maritime Global                                        1,279
Boston Provident                                       6,562
St. James Capital                                      8,521
Sundance Venture                                      10,225
James Scullion                                           853
Vance Driscoll                                           853
Steve Nemirov                                            427
Robert Weiss                                             853
Moore Global Investments                              17,042
Jeffrey Gendell                                        8,521
James Scibelli                                         1,705
Moore Global Investments                               8,521
Daystar Partners                                       2,216
Boston Provident                                       8,521